UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 19, 2005
                                                 -------------------------------

First Real Estate Investment Trust of New Jersey
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(Exact name of registrant as specified in its charter)



          New Jersey                   2-27018                 22-1697095
 ---------------------------       ---------------         ------------------
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)              Identification No.)




  505 Main Street, Hackensack, NJ                                       07601
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(Address of principal executive offices)                              (Zip Code)



                                 (201) 488-6400
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. Below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4(C))

Section 1 - Registrant's Business Operations

Item 1.01 Entry into a Material Definitive Agreement.

First Real Estate Investment Trust of New Jersey ("FREIT") announced that, on July 19, 2005 its 60% owned affiliate, Grande Rotunda, LLC, completed the acquisition of The Rotunda, a mixed-use property in Baltimore, Maryland (See Form 8-K filed on April 7, 2005). The Rotunda is on approximately 11.5 acres and is in close proximity to John Hopkins University. Its current configuration contains about 119,000 sq. ft. of office space, primarily in the four-story main building, and 97,000 sq. ft. of retail space on the lower level of the main building. A Giant Supermarket anchors the retail space.

FREIT is planning a modernization and expansion of the retail space, as well as the development of residential apartments. The contract price for the acquisition was approximately $29.5 million (exclusive of transaction costs), which was financed in part from an acquisition loan in the amount of $22.5 million, and the balance in cash. FREIT contributed 60% of the cash required, with the balance contributed by its joint venture partner, Rotunda 100, LLC, whose equity investors are principally employees of Hekemian & Co., Inc. ("Hekemian"). Hekemian is the managing agent for FREIT's other properties. In order to incentivize the employees of Hekemian to identify and provide real estate investment opportunities for FREIT, FREIT has agreed to advance, only to the employees of Hekemian, up to 50% of the amount of the equity capital required to be contributed by them to Rotunda 100, LLC, for this transaction. FREIT will advance up to $1.7 million to the Hekemian employees (certain of whom are members of the family of FREIT's Chairman of the Board), and these loans will bear a floating rate of interest payable quarterly and will be secured by the Hekemians employees' membership equity interest in Rotunda 100, LLC.



Disclosure Concerning Forward-Looking Statements
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Certain  Statements  in this  Form  8-K may  contain  information  that  is,  or anticipate  certain  events  that are,  forward-looking  within  the  meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K
and  the  Registrant  assumes  no  obligation  to  update  the   forward-looking
statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
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(Registrant)



                                                   By:  /s/ Robert S. Hekemian
                                                        ----------------------
                                                        Robert S. Hekemian
                                                        Chairman of the Board
 July 25, 2005
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(Dated)